SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
                 (Date of earliest event reported): May 28, 1998

                       ARTERIAL VASCULAR ENGINEERING, INC.
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             (Exact name of registrant as specified in its charter)


             Delaware                                    0-27802
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      (State of incorporation)                     (Commission File Number)

                                   94-3144218
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                        (IRS Employer Identification No.)

     3576 Unocal Place, Santa Rosa, California                         95403
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     (Address of principal executive offices)                        (zip code)

                                 (707) 525-0111
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              (Registrant's telephone number, including area code)

                                       1.

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ITEM 5.  OTHER EVENTS.

         Effective as of May 28, 1998, Arterial Vascular Engineering, Inc. (the "Company") and BankBoston, N.A. (formerly known as The First National Bank of Boston) entered into an amendment (the "Amendment") to the Rights Agreement dated as of February 26, 1997 between the Company and BankBoston N.A (the "Rights Agreement"). The Amendment provides that the purchase price under the Rights Agreement for one one-hundredth of a share of the Company's Series A Junior Participating Preferred Stock, par value $.001 per share, is changed from $75.00 to $175.00 (taking into account the stock dividend previously distributed by the Company).

ITEM 7.  EXHIBITS

1. Amendment to Rights Agreement, with effective date of May 28, 1998, by and among Arterial Vascular Engineering, Inc. and BankBoston, N.A. (former known as The First National Bank of Boston).

                                       2.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            ARTERIAL VASCULAR ENGINEERING, INC.



         Dated: June 8, 1998                By:  /s/ Lawrence J. Fassler
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                                                     Lawrence J. Fassler
                                                     General Counsel and
                                                     Secretary

                                       3.